Exhibit 99.2

Third Quarter 2023 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 1 of 18

Consolidated Financial Highlights

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change	9/30/2023	9/30/2022	% Change
Net revenues	$1,045,051	$1,045,139	(0.0%)	$1,050,721	(0.5%)	$3,202,565	$3,269,792	(2.1%)
Net income	$68,161	$151,169	(54.9%)	$134,352	(49.3%)	$360,052	$485,534	(25.8%)
Preferred dividends	9,321	9,320	0.0%	9,320	0.0%	27,961	27,961	0.0%

Net income available to common shareholders	$58,840	$141,849	(58.5%)	$125,032	(52.9%)	$332,091	$457,573	(27.4%)
Earnings per diluted common share	$0.60	$1.29	(53.5%)	$1.18	(49.2%)	$3.15	$4.13	(23.7%)
Earnings per diluted common share available to common shareholders	$0.52	$1.21	(57.0%)	$1.10	(52.7%)	$2.91	$3.89	(25.2%)
Non-GAAP financial summary (1):
Net revenues	$1,045,028	$1,045,133	(0.0%)	$1,050,721	(0.5%)	$3,202,539	$3,269,847	(2.1%)
Net income	$76,734	$160,076	(52.1%)	$145,576	(47.3%)	$392,898	$518,157	(24.2%)
Preferred dividends	9,321	9,320	0.0%	9,320	0.0%	27,961	27,961	0.0%

Net income available to common shareholders	$67,413	150,756	(55.3%)	136,256	(50.5%)	364,937	490,196	(25.6%)
Earnings per diluted common share	$0.68	$1.37	(50.4%)	$1.28	(46.9%)	$3.44	$4.41	(22.0%)
Earnings per diluted common share available to common shareholders	$0.60	$1.29	(53.5%)	$1.20	(50.0%)	$3.20	$4.17	(23.3%)

Weighted average number of common shares outstanding:
Basic	106,068	108,767	(2.5%)	107,944	(1.7%)	107,580	109,017	(1.3%)
Diluted	113,195	117,218	(3.4%)	113,864	(0.6%)	114,170	117,649	(3.0%)
Period end common shares outstanding	103,120	106,225	(2.9%)	104,889	(1.7%)	103,120	106,225	(2.9%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$1.08	$0.90	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 2 of 18

GAAP Consolidated Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change	9/30/2023	9/30/2022	% Change
Revenues:
Commissions	$165,075	$159,054	3.8%	$165,358	(0.2%)	$499,983	$541,644	(7.7%)
Principal transactions	114,841	118,379	(3.0%)	105,700	8.6%	336,063	403,252	(16.7%)

Transactional revenues	279,916	277,433	0.9%	271,058	3.3%	836,046	944,896	(11.5%)
Capital raising	49,615	55,122	(10.0%)	78,950	(37.2%)	189,381	200,091	(5.4%)
Advisory	97,272	166,736	(41.7%)	87,875	10.7%	336,210	547,688	(38.6%)

Investment banking	146,887	221,858	(33.8%)	166,825	(12.0%)	525,591	747,779	(29.7%)
Asset management	333,127	300,557	10.8%	320,264	4.0%	968,960	973,457	(0.5%)
Other income	459	852	(46.1%)	894	(48.7%)	(940)	7,823	(112.0%)

Operating revenues	760,389	800,700	(5.0%)	759,041	0.2%	2,329,657	2,673,955	(12.9%)
Interest revenue	505,198	304,195	66.1%	482,770	4.6%	1,439,532	682,384	111.0%

Total revenues	1,265,587	1,104,895	14.5%	1,241,811	1.9%	3,769,189	3,356,339	12.3%
Interest expense	220,536	59,756	269.1%	191,090	15.4%	566,624	86,547	554.7%

Net revenues	1,045,051	1,045,139	(0.0%)	1,050,721	(0.5%)	3,202,565	3,269,792	(2.1%)

Non-interest expenses:
Compensation and benefits	613,287	611,870	0.2%	615,667	(0.4%)	1,880,144	1,938,270	(3.0%)
Occupancy and equipment rental	84,396	77,230	9.3%	84,604	(0.2%)	251,140	232,507	8.0%
Communication and office supplies	46,215	43,825	5.5%	44,969	2.8%	137,320	129,926	5.7%
Commissions and floor brokerage	14,413	13,576	6.2%	14,112	2.1%	42,965	44,569	(3.6%)
Provision for credit losses	9,992	6,453	54.8%	7,824	27.7%	22,736	27,478	(17.3%)
Other operating expenses	167,319	86,416	93.6%	102,160	63.8%	367,563	245,623	49.6%

Total non-interest expenses	935,622	839,370	11.5%	869,336	7.6%	2,701,868	2,618,373	3.2%
Income before income taxes	109,429	205,769	(46.8%)	181,385	(39.7%)	500,697	651,419	(23.1%)
Provision for income taxes	41,268	54,600	(24.4%)	47,033	(12.3%)	140,645	165,885	(15.2%)

Net income	68,161	151,169	(54.9%)	134,352	(49.3%)	360,052	485,534	(25.8%)
Preferred dividends	9,321	9,320	0.0%	9,320	0.0%	27,961	27,961	0.0%

Net income available to common shareholders	$58,840	$141,849	(58.5%)	$125,032	(52.9%)	$332,091	$457,573	(27.4%)

Earnings per common share:
Basic	$0.55	$1.30	(57.7%)	$1.16	(52.6%)	$3.09	$4.20	(26.4%)
Diluted	$0.52	$1.21	(57.0%)	$1.10	(52.7%)	$2.91	$3.89	(25.2%)
Weighted average number of common shares outstanding:
Basic	106,068	108,767	(2.5%)	107,944	(1.7%)	107,580	109,017	(1.3%)
Diluted	113,195	117,218	(3.4%)	113,864	(0.6%)	114,170	117,649	(3.0%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$1.08	$0.90	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 3 of 18

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change	9/30/2023	9/30/2022	% Change
Revenues:
Commissions	$165,075	$159,054	3.8%	$165,358	(0.2%)	$499,983	$541,644	(7.7%)
Principal transactions	114,841	118,379	(3.0%)	105,700	8.6%	336,063	403,252	(16.7%)

Transactional revenues	279,916	277,433	0.9%	271,058	3.3%	836,046	944,896	(11.5%)
Capital raising	49,615	55,122	(10.0%)	78,950	(37.2%)	189,381	200,091	(5.4%)
Advisory	97,272	166,736	(41.7%)	87,875	10.7%	336,210	547,688	(38.6%)

Investment banking	146,887	221,858	(33.8%)	166,825	(12.0%)	525,591	747,779	(29.7%)
Asset management	333,127	300,557	10.8%	320,264	4.0%	968,960	973,457	(0.5%)
Other income	436	852	(48.8%)	894	(51.2%)	(963)	7,823	(112.3%)

Operating revenues	760,366	800,700	(5.0%)	759,041	0.2%	2,329,634	2,673,955	(12.9%)
Interest revenue	505,198	304,195	66.1%	482,770	4.6%	1,439,532	682,384	111.0%

Total revenues	1,265,564	1,104,895	14.5%	1,241,811	1.9%	3,769,166	3,356,339	12.3%
Interest expense	220,536	59,762	269.0%	191,090	15.4%	566,627	86,492	555.1%

Net revenues	1,045,028	1,045,133	(0.0%)	1,050,721	(0.5%)	3,202,539	3,269,847	(2.1%)

Non-interest expenses:
Compensation and benefits	606,116	605,811	0.1%	609,144	(0.5%)	1,857,197	1,913,726	(3.0%)
Occupancy and equipment rental	84,342	77,142	9.3%	84,579	(0.3%)	250,960	232,035	8.2%
Communication and office supplies	46,215	43,794	5.5%	44,965	2.8%	137,314	129,863	5.7%
Commissions and floor brokerage	14,413	13,576	6.2%	14,112	2.1%	42,965	44,569	(3.6%)
Provision for credit losses	9,992	6,453	54.8%	7,824	27.7%	22,736	27,478	(17.3%)
Other operating expenses	160,750	80,630	99.4%	93,568	71.8%	344,369	227,155	51.6%

Total non-interest expenses	921,828	827,406	11.4%	854,192	7.9%	2,655,541	2,574,826	3.1%
Income before income taxes	123,200	217,727	(43.4%)	196,529	(37.3%)	546,998	695,021	(21.3%)
Provision for income taxes	46,466	57,651	(19.4%)	50,953	(8.8%)	154,100	176,864	(12.9%)

Net income	76,734	160,076	(52.1%)	145,576	(47.3%)	392,898	518,157	(24.2%)
Preferred dividends	9,321	9,320	0.0%	9,320	0.0%	27,961	27,961	0.0%

Net income available to common shareholders	$67,413	$150,756	(55.3%)	$136,256	(50.5%)	$364,937	$490,196	(25.6%)

Earnings per common share:
Basic	$0.64	$1.39	(54.0%)	$1.26	(49.2%)	$3.39	$4.50	(24.7%)
Diluted	$0.60	$1.29	(53.5%)	$1.20	(50.0%)	$3.20	$4.17	(23.3%)
Weighted average number of common shares outstanding:
Basic	106,068	108,767	(2.5%)	107,944	(1.7%)	107,580	109,017	(1.3%)
Diluted	113,195	117,218	(3.4%)	113,864	(0.6%)	114,170	117,649	(3.0%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$1.08	$0.90	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 4 of 18

Consolidated Financial Summary

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change	9/30/2023	9/30/2022	% Change
Net revenues:
Global Wealth Management	$768,558	$701,820	9.5%	$758,190	1.4%	$2,283,934	$2,081,525	9.7%
Institutional Group	256,888	339,408	(24.3%)	277,524	(7.4%)	867,025	1,182,135	(26.7%)
Other	19,605	3,911	401.3%	15,007	30.6%	51,606	6,132	741.6%

Total net revenues	$1,045,051	$1,045,139	(0.0%)	$1,050,721	(0.5%)	$3,202,565	$3,269,792	(2.1%)
Operating expenses:
Global Wealth Management	$470,109	$421,885	11.4%	$458,286	2.6%	$1,369,472	$1,331,025	2.9%
Institutional Group	284,692	299,408	(4.9%)	289,117	(1.5%)	872,696	972,515	(10.3%)
Other	180,821	118,077	53.1%	121,933	48.3%	459,700	314,833	46.0%

Total operating expenses	$935,622	$839,370	11.5%	$869,336	7.6%	$2,701,868	$2,618,373	3.2%
Operating contribution:
Global Wealth Management	$298,449	$279,935	6.6%	$299,904	(0.5%)	$914,462	$750,500	21.8%
Institutional Group	(27,804)	40,000	(169.5%)	(11,593)	(139.8%)	(5,671)	209,620	(102.7%)
Other	(161,216)	(114,166)	(41.2%)	(106,926)	(50.8%)	(408,094)	(308,701)	(32.2%)

Income before income taxes	$109,429	$205,769	(46.8%)	$181,385	(39.7%)	$500,697	$651,419	(23.1%)
Financial ratios:
Compensation and benefits	58.7%	58.5%	20	58.6%	10	58.7%	59.3%	(60)
Non-compensation operating expenses	30.8%	21.8%	900	24.1%	670	25.7%	20.8%	490
Income before income taxes	10.5%	19.7%	(920)	17.3%	(680)	15.6%	19.9%	(430)
Effective tax rate	37.7%	26.5%	1,120	25.9%	1,180	28.1%	25.5%	260

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 5 of 18

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change
Financial Information:
Total assets	$37,877,577	$37,612,063	0.7%	$37,298,239	1.6%
Total shareholders’ equity	$5,242,594	$5,227,350	0.3%	$5,342,987	(1.9%)
Total common equity	$4,557,594	$4,542,350	0.3%	$4,657,987	(2.2%)
Goodwill and intangible assets	$(1,526,572)	$(1,454,532)	5.0%	$(1,509,431)	1.1%
DTL on goodwill and intangible assets	$69,187	$60,034	15.2%	$65,651	5.4%

Tangible common equity	$3,100,209	$3,147,852	(1.5%)	$3,214,207	(3.5%)
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$44.20	$42.76	3.4%	$44.41	(0.5%)
Tangible book value per common share (2)	$30.06	$29.63	1.5%	$30.64	(1.9%)
Return on common equity (3)	5.1%	12.5%		10.7%
Non-GAAP return on common equity (1)(3)	5.8%	13.3%		11.6%
Return on tangible common equity (4)	7.4%	18.0%		15.5%
Non-GAAP return on tangible common equity (1)(4)	8.5%	19.2%		16.8%
Pre-tax margin on net revenues	10.5%	19.7%		17.3%
Non-GAAP pre-tax margin on net revenues (1)	11.8%	20.8%		18.7%
Effective tax rate	37.7%	26.5%		25.9%
Non-GAAP effective tax rate (1)	37.7%	26.5%		25.9%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 6 of 18

Regulatory Capital

(Unaudited, 000s)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,228,952	$3,279,013	(1.5%)	$3,314,189	(2.6%)
Tier 1 capital	$3,913,952	$3,964,013	(1.3%)	$3,999,189	(2.1%)
Risk-weighted assets	$23,218,858	$23,300,119	(0.3%)	$23,164,596	0.2%
Common equity tier 1 capital ratio	13.9%	14.1%		14.3%
Tier 1 risk based capital ratio	16.9%	17.0%		17.3%
Tier 1 leverage capital ratio	10.8%	11.1%		11.1%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,489,819	$1,655,760	(10.0%)	$1,513,202	(1.5%)
Tier 1 capital	$1,489,819	$1,655,760	(10.0%)	$1,513,202	(1.5%)
Risk-weighted assets	$13,785,150	$15,406,324	(10.5%)	$13,967,683	(1.3%)
Common equity tier 1 capital ratio	10.8%	10.8%		10.8%
Tier 1 risk based capital ratio	10.8%	10.8%		10.8%
Tier 1 leverage capital ratio	7.7%	7.3%		7.5%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$690,455	$377,572	82.9%	$639,967	7.9%
Tier 1 capital	$690,455	$377,572	82.9%	$639,967	7.9%
Risk-weighted assets	$4,724,176	$3,591,228	31.5%	$5,145,958	(8.2%)
Common equity tier 1 capital ratio	14.6%	10.5%		12.4%
Tier 1 risk based capital ratio	14.6%	10.5%		12.4%
Tier 1 leverage capital ratio	7.1%	7.3%		7.1%
Stifel Net Capital (5):
Net capital	$395,400	$642,700	(38.5%)	$456,500	(13.4%)
Excess net capital	$373,800	$614,300	(39.2%)	$433,900	(13.9%)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 7 of 18

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change	9/30/2023	9/30/2022	% Change
Revenues:
Commissions	$112,300	$108,214	3.8%	$109,836	2.2%	$332,327	$360,994	(7.9%)
Principal transactions	53,247	48,351	10.1%	48,122	10.7%	152,433	142,361	7.1%

Transactional revenues	165,547	156,565	5.7%	157,958	4.8%	484,760	503,355	(3.7%)
Asset management	333,088	300,540	10.8%	320,238	4.0%	968,863	973,396	(0.5%)
Net interest	269,431	242,194	11.2%	277,345	(2.9%)	828,708	594,782	39.3%
Investment banking (6)	3,895	4,498	(13.4%)	4,065	(4.2%)	12,118	14,701	(17.6%)
Other income	(3,403)	(1,977)	(72.1%)	(1,416)	(140.3%)	(10,515)	(4,709)	(123.3%)

Net revenues	768,558	701,820	9.5%	758,190	1.4%	2,283,934	2,081,525	9.7%
Non-interest expenses:
Compensation and benefits	359,325	326,116	10.2%	354,086	1.5%	1,055,834	1,040,477	1.5%
Non-compensation operating expenses	110,784	95,769	15.7%	104,200	6.3%	313,638	290,548	7.9%

Total non-interest expenses	470,109	421,885	11.4%	458,286	2.6%	1,369,472	1,331,025	2.9%

Income before income taxes	$298,449	$279,935	6.6%	$299,904	(0.5%)	$914,462	$750,500	21.8%

As a percentage of net revenues:
Compensation and benefits	46.8%	46.5%	30	46.7%	10	46.2%	50.0%	(380)
Non-compensation operating expenses	14.4%	13.6%	80	13.7%	70	13.8%	13.9%	(10)
Income before income taxes	38.8%	39.9%	(110)	39.6%	(80)	40.0%	36.1%	390

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 8 of 18

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change
Financial advisors (including independent contractors) (7)	2,374	2,337	1.6%	2,369	0.2%
Total client assets	$412,458,000	$364,824,000	13.1%	$417,669,000	(1.2%)
Fee-based client assets	$150,982,000	$135,521,000	11.4%	$154,538,000	(2.3%)
Transactional assets	$261,476,000	$229,303,000	14.0%	$263,131,000	(0.6%)
Secured client lending (8)	$3,083,000	$3,841,000	(19.7%)	$3,163,000	(2.5%)
Asset Management Revenue (000s):
Private Client Group (9)	$279,807	$252,487	10.8%	$266,510	5.0%
Asset Management	33,211	30,648	8.4%	33,154	0.2%
Third-party Bank Sweep Program	7,023	3,851	82.4%	7,452	(5.8%)
Other (10)	13,086	13,571	(3.6%)	13,148	(0.5%)

Total asset management revenues	$333,127	$300,557	10.8%	$320,264	4.0%
Fee-based Assets (millions):
Private Client Group (9)	$132,712	$118,850	11.7%	$135,606	(2.1%)
Asset Management	33,519	30,095	11.4%	34,766	(3.6%)
Elimination (11)	(15,249)	(13,424)	13.6%	(15,834)	(3.7%)

Total fee-based assets	$150,982	$135,521	11.4%	$154,538	(2.3%)
Third-party Bank Sweep Program	$578	$1,114	(48.1%)	$657	(12.0%)
ROA (bps) (12):
Private Client Group (9)	82.5	81.6		81.1
Asset Management	39.6	40.7		38.1
Third-party Bank Sweep Program	429.7	104.3		362.3
Stifel Bancorp Deposits (millions):
Sweep Deposits	$11,142	$19,992	(44.3%)	$12,293	(9.4%)
Smart Rate Deposits	13,605	4,739	187.1%	11,858	14.7%
Direct Wealth Management Deposits at Stifel Bancorp	397	25	nm	319	24.5%

Total Stifel Bancorp Wealth Management Deposits	25,144	24,756	1.6%	24,470	2.8%
Other Bank Deposits	2,450	2,435	0.6%	2,535	(3.4%)

Total Stifel Bancorp Deposits	$27,594	$27,191	1.5%	$27,005	2.2%

Short-term Treasuries (millions) (13)	$7,586	$3,019	151.3%	$7,104	6.8%
Wealth Management Cash (millions):
Stifel Bancorp Wealth Management Deposits	$25,144	$24,756	1.6%	$24,470	2.8%
Third-party Bank Sweep Program	578	1,114	(48.1%)	657	(12.0%)
Other Sweep Cash	173	236	(26.7%)	284	(39.1%)
Money Market Mutual Funds	8,760	6,240	40.4%	8,034	9.0%

Total Wealth Management Cash	$34,655	$32,346	7.1%	$33,445	3.6%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 9 of 18

Institutional Group - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change	9/30/2023	9/30/2022	% Change
Revenues:
Commissions	$52,775	$50,840	3.8%	$55,522	(4.9%)	$167,656	$180,650	(7.2%)
Principal transactions	61,594	70,027	(12.0%)	57,578	7.0%	183,630	260,890	(29.6%)

Transactional revenues	114,369	120,867	(5.4%)	113,100	1.1%	351,286	441,540	(20.4%)
Capital raising	45,719	50,625	(9.7%)	74,886	(38.9%)	177,263	185,391	(4.4%)
Advisory	97,272	166,736	(41.7%)	87,875	10.7%	336,210	547,688	(38.6%)

Investment banking	142,991	217,361	(34.2%)	162,761	(12.1%)	513,473	733,079	(30.0%)
Other income (14)	(472)	1,180	(140.0%)	1,663	(128.4%)	2,266	7,516	(69.9%)

Net revenues	256,888	339,408	(24.3%)	277,524	(7.4%)	867,025	1,182,135	(26.7%)
Non-interest expenses:
Compensation and benefits	192,638	211,818	(9.1%)	194,158	(0.8%)	592,701	708,876	(16.4%)
Non-compensation operating expenses	92,054	87,590	5.1%	94,959	(3.1%)	279,995	263,639	6.2%

Total non-interest expenses	284,692	299,408	(4.9%)	289,117	(1.5%)	872,696	972,515	(10.3%)

Income/(loss) before income taxes	$(27,804)	$40,000	(169.5%)	$(11,593)	(139.8%)	$(5,671)	$209,620	(102.7%)

As a percentage of net revenues:
Compensation and benefits	75.0%	62.4%	1,260	70.0%	500	68.4%	60.0%	840
Non-compensation operating expenses	35.8%	25.8%	1,000	34.2%	160	32.3%	22.3%	1,000
Income before income taxes	(10.8%)	11.8%	(2,260)	(4.2%)	(660)	(0.7%)	17.7%	(1,840)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 10 of 18

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	9/30/2023	9/30/2022	% Change	6/30/2023	% Change
Stifel Bancorp Financial Information:
Total assets	$29,872,977	$29,307,718	1.9%	$29,260,431	2.1%
Total shareholder’s equity	$2,162,000	$1,995,933	8.3%	$2,148,221	0.6%
Total loans, net (includes loans held for sale)	$20,435,170	$20,910,895	(2.3%)	$20,562,492	(0.6%)
Residential real estate	7,957,027	7,048,762	12.9%	7,708,506	3.2%
Commercial and industrial	4,367,671	5,040,682	(13.4%)	4,471,031	(2.3%)
Fund banking	4,114,889	4,353,875	(5.5%)	4,349,541	(5.4%)
Securities-based loans	2,317,631	2,785,679	(16.8%)	2,399,328	(3.4%)
Commercial real estate	670,907	872,010	(23.1%)	677,521	(1.0%)
Construction and land	851,709	564,581	50.9%	772,571	10.2%
Other	172,555	153,661	12.3%	154,469	11.7%
Loans held for sale	142,617	234,927	(39.3%)	224,017	(36.3%)
Investment securities	$7,411,040	$7,650,130	(3.1%)	$7,532,175	(1.6%)
Available-for-sale securities, at fair value	1,512,233	1,660,847	(8.9%)	1,582,418	(4.4%)
Held-to-maturity securities, at amortized cost	5,898,807	5,989,283	(1.5%)	5,949,757	(0.9%)
Unrealized losses on available-for-sale securities	(250,506)	(247,188)	1.3%	(215,038)	16.5%
Total deposits	$27,594,358	$27,190,619	1.5%	$27,004,807	2.2%
Demand deposits (interest-bearing)	27,335,890	26,783,010	2.1%	26,744,730	2.2%
Demand deposits (non-interest-bearing)	258,466	397,573	(35.0%)	260,075	(0.6%)
Certificates of deposit	2	10,036	nm	2	0.0%

Credit Metrics:
Allowance for credit losses	$169,822	$141,998	19.6%	$160,132	6.1%
Allowance as a percentage of retained loans	0.83%	0.68%		0.78%
Net charge-offs as a percentage of average loans	0.00%	0.02%		0.00%
Total nonperforming assets	$50,719	$11,291	349.2%	$11,420	344.1%
Nonperforming assets as a percentage of total assets	0.17%	0.04%		0.04%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 11 of 18

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	9/30/2023	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$7,957	30%	Industrials	$1,012	4%
Securities-based loans	2,318	9%	Financials	908	3%
Home equity lines of credit and other	172	1%	Information technology	604	2%

Total consumer	10,447	39%	Consumer discretionary	567	2%

Commercial and industrial	4,368	17%	Healthcare	298	1%
Fund banking	4,115	16%	REITs	275	1%
Construction and land	852	3%	Materials	224	1%
Commercial real estate	671	3%	Hotel, leisure, restaurants	173	1%

Total commercial	10,006	38%	Communication services	158	1%

Total loan portfolio	20,453	77%	Consumer staples	110	0%

Unfunded commitments	6,012	23%

Total	$26,465

			CLO by Major Sector
			High tech industries	$601	10%
Investment Portfolio			Healthcare & pharmaceuticals	598	10%
CLO	$5,868	77%	Services: business	524	9%
Agency MBS	878	11%	Banking, finance, insurance, & real estate	509	9%
Corporate bonds	618	8%	Construction & building	255	4%
SBA	132	2%	Services: consumer	249	4%
Student loan ARS	92	1%	Media: broadcasting & subscription	249	4%
CMBS	70	1%	Chemicals, plastics, & rubber	247	4%
Other	3	0%	Hotel, gaming, & leisure	236	4%

Total Portfolio	$7,661	100%	Telecommunications	233	4%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 12 of 18

Loans and Lending Commitments - Allowance for Credit Losses

	September 30, 2023
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q3 Provision
Residential real estate	$7,957,027	$14,607	0.2%	$194
Commercial and industrial	4,367,671	74,659	1.7%	8,584
Fund banking	4,114,889	11,518	0.3%	(660)
Securities-based loans	2,317,631	3,018	0.1%	(68)
Commercial real estate	670,907	19,866	3.0%	6,437
Construction and land	851,709	11,500	1.4%	(1,145)
Other	172,555	629	0.4%	76

Loans held for investment, gross	20,452,389	135,797	0.7%	13,418
Loans held for sale	142,617

Total loans, gross	20,595,006
Lending commitments	6,012,000	34,025	0.6%	(3,426)

Loans and lending commitments	$26,607,006	$169,822		$9,992

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 13 of 18

Consolidated Net Interest Income

	Three Months Ended
	September 30, 2023			September 30, 2022			June 30, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,595.1	$35.6	5.48%	$1,302.9	$7.7	2.38%	$2,015.4	$25.0	4.96%
Financial instruments owned	875.6	4.4	2.01%	982.7	3.6	1.45%	864.7	4.6	2.14%
Margin balances	768.2	15.6	8.15%	1,062.3	12.5	4.71%	795.6	15.4	7.72%
Investments:
Asset-backed securities	6,130.3	111.0	7.25%	6,178.0	61.0	3.95%	6,162.8	106.5	6.91%
Mortgage-backed securities	957.3	5.3	2.22%	1,032.7	5.3	2.08%	974.9	5.4	2.20%
Corporate fixed income securities	619.5	4.3	2.77%	722.7	5.1	2.81%	622.5	4.3	2.77%
Other	4.8	0.1	2.55%	4.6	—	1.77%	4.7	—	2.55%

Total investments	7,711.9	120.7	6.26%	7,938.0	71.4	3.60%	7,764.9	116.2	5.99%
Loans:
Residential real estate	7,839.4	61.7	3.15%	6,824.3	44.8	2.63%	7,605.8	57.2	3.01%
Commercial and industrial	4,372.4	96.8	8.86%	4,947.8	65.2	5.27%	4,715.2	96.7	8.21%
Fund banking	4,155.7	83.0	7.99%	4,090.2	47.6	4.66%	4,403.6	82.9	7.53%
Securities-based loans	2,342.4	42.7	7.30%	2,901.9	31.7	4.36%	2,469.1	43.0	6.96%
Commercial real estate	668.0	13.4	8.00%	733.4	8.6	4.68%	688.3	13.1	7.59%
Construction and land	820.5	17.3	8.44%	493.3	6.4	5.21%	702.3	14.2	8.07%
Loans held for sale	202.2	2.6	5.06%	231.2	2.1	3.57%	178.9	3.0	6.72%
Other	162.2	3.2	7.86%	154.0	2.0	5.06%	161.6	2.9	7.65%

Total loans	20,562.8	320.7	6.24%	20,376.1	208.4	4.09%	20,924.8	313.0	5.98%
Other interest-bearing assets	730.9	8.2	4.49%	889.5	0.6	0.27%	718.2	8.6	4.76%

Total interest-bearing assets/ interest income	33,244.5	505.2	6.08%	32,551.5	304.2	3.74%	33,083.6	482.8	5.84%
Interest-bearing liabilities:
Senior notes	1,115.2	12.5	4.49%	1,114.1	11.2	4.03%	1,114.9	12.5	4.49%
Deposits	27,247.4	198.2	2.91%	25,998.2	43.4	0.67%	27,223.3	171.4	2.52%
Other interest-bearing liabilities	1,218.9	9.8	3.23%	1,958.6	5.2	1.05%	1,181.3	7.2	2.45%

Total interest-bearing liabilities/ interest expense	$29,581.5	220.5	2.98%	$29,070.9	59.8	0.82%	$29,519.5	191.1	2.59%

Net interest income/margin		$284.7	3.43%		$244.4	3.00%		$291.7	3.53%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 14 of 18

Stifel Bancorp Net Interest Income

	Three Months Ended
	September 30, 2023			September 30, 2022			June 30, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,536.8	$21.9	5.70%	$520.5	$3.2	2.45%	$1,128.4	$15.0	5.31%
Investments	7,711.9	120.7	6.26%	7,938.0	71.4	3.60%	7,764.9	116.2	5.99%
Loans	20,562.8	320.7	6.24%	20,376.1	208.4	4.09%	20,924.8	313.0	5.98%
Other interest-bearing assets	64.9	0.7	4.08%	75.8	0.8	4.37%	62.9	0.7	4.13%

Total interest-bearing assets/ interest income	$29,876.4	$464.0	6.21%	$28,910.4	$283.8	3.93%	$29,881.0	$444.9	5.96%
Interest-bearing liabilities:
Deposits	$27,247.4	$198.2	2.91%	$25,998.2	$43.4	0.67%	$27,223.3	$171.4	2.52%
Other interest-bearing liabilities	0.9	0.2	80.57%	543.2	3.3	2.43%	0.8	0.1	50.62%

Total interest-bearing liabilities/ interest expense	$27,248.3	198.4	2.91%	$26,541.4	46.7	0.70%	$27,224.1	171.5	2.52%

Net interest income/margin		$265.6	3.56%		$237.1	3.28%		$273.4	3.66%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 15 of 18

GAAP to Core Reconciliation

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2023	9/30/2022	Change	6/30/2023	Change	9/30/2023	9/30/2022	Change
GAAP net revenues	$1,045,051	$1,045,139		$1,050,721		$3,202,565	$3,269,792
Non-GAAP adjustments	(23)	(6)		—		(26)	55

Non-GAAP net revenues	1,045,028	1,045,133		1,050,721		3,202,539	3,269,847

GAAP compensation and benefits expense	613,287	611,870		615,667		1,880,144	1,938,270
Merger-related (15)	(7,171)	(6,059)		(6,523)		(22,947)	(24,544)

Non-GAAP compensation and benefits expense	606,116	605,811		609,144		1,857,197	1,913,726

GAAP non-compensation operating expenses	322,335	227,500		253,669		821,724	680,103
Merger-related (15)	(6,623)	(5,905)		(8,621)		(23,380)	(19,003)

Non-GAAP non-compensation operating expenses	315,712	221,595		245,048		798,344	661,100

Total merger-related adjustments	(13,771)	(11,958)		(15,144)		(46,301)	(43,602)

GAAP provision for income taxes	41,268	54,600		47,033		140,645	165,885
Merger-related and other (15)	5,198	3,051		3,920		13,455	10,979

Non-GAAP provision for income taxes	46,466	57,651		50,953		154,100	176,864

Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—	58.0%	58.5%	(50)
Non-compensation operating expenses	30.2%	21.2%	900	23.3%	690	24.9%	20.2%	470
Income before income taxes	11.8%	20.8%	(900)	18.7%	(690)	17.1%	21.3%	(420)
Effective tax rate	37.7%	26.5%	1,120	25.9%	1,180	28.2%	25.4%	280

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 16 of 18

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $67.4 million, $59.2 million, and $64.6 million, as of September 30, 2023 and 2022, and June 30, 2023, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, October 25, 2023.
(6)	Includes capital raising and advisory revenues.
(7)	Includes independent contractors of 108, 102, and 109 as of September 30, 2023 and 2022, and June 30, 2023, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)	Includes net interest, asset management, and other income.
(15)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 17 of 18

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s third quarter earnings release issued October 25, 2023.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2023 Earnings Release	Page 18 of 18